UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: June 28, 2007
(Date of earliest event reported)

               Wells Fargo Mortgage Backed Securities 2007-8 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

      New York                        333-137620-13           Applied For
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(State or other jurisdiction of   (Commission File No.       (IRS Employer
incorporation of issuing entity)  of issuing entity)         Identification No.
                                                             of issuing entity)

7430 New Technology Way, Frederick, Maryland                        21703
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Address of principal executive offices                            (Zip Code)

Depositor's telephone number, including area code            (301) 846-8881
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated June 28, 2007 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2007-8 Trust Mortgage Pass-Through Certificates, Series 2007-8 (the "Certificates"), issued on June 28, 2007, including (i) the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-21, Class I-A-22, Class I-A-23, Class I-A-R, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class II-A-7, Class II-A-8, Class II-A-9, Class II-A-10, Class II-A-11, Class II-A-12, Class II-A-13, Class II-A-14, Class II-A-15, Class II-A-16 and Class A-PO Certificates (the "Class A Certificates"), having an aggregate initial principal balance of $2,649,649,839.00, (ii) the Class B-1, Class B-2 and Class B-3 Certificates (the "Public Class B Certificates"), having an aggregate initial principal balance of $86,625,000.00 and (iii) the Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial principal balance of $13,751,106.00.

            The Public Certificates were sold to HSBC Securities (USA) Inc. ("HSBC") pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated May 10, 2007 (together, the "Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and HSBC. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The Private Certificates were sold to HSBC on June 28, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated June 28, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            The mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated as of June 28, 2007 (the "Wells Fargo Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Servicing Agreement is attached as Exhibit 10.1.

ITEM 9.01 Financial Statements and Exhibits

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------                             -----------

      (1.1) Underwriting Agreement, dated February 15, 2006 and terms agreement, dated May 10, 2007, among the Company, Wells Fargo Bank, N.A. and HSBC Securities (USA) Inc.

      (4.1) Pooling and Servicing Agreement, dated as of June 28, 2007, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

      (10.1) Servicing Agreement, dated as of June 28, 2007, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer.

      (10.2) Mortgage Loan Purchase Agreement, dated as of June 28, 2007, between the Company and Wells Fargo Bank, N.A.

      (10.3) Yield Maintenance Agreement, dated June 28, 2007, between Bear Stearns Financial Products Inc., as counterparty, and Wells Fargo Bank, N.A., as master servicer.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES CORPORATION

June 28, 2007

                                       /s/ Bradley A. Davis
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                                       Bradley A. Davis
                                       Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.  Description                                          Electronic (E)
-----------  -----------                                          --------------

    (1.1)    Underwriting Agreement, dated February 15, 2006 and
             terms agreement, dated May 10, 2007, among the                E
             Company, Wells Fargo Bank, N.A. and HSBC Securities
             (USA) Inc.

    (4.1)    Pooling and Servicing Agreement, dated as of June
             28, 2007, among Wells Fargo Asset Securities                  E
             Corporation, Wells Fargo Bank, N.A. and HSBC Bank
             USA, National Association, as trustee.

    (10.1)   Servicing Agreement, dated as of June 28, 2007,
             between Wells Fargo Bank, N.A., as servicer and               E
             Wells Fargo Bank, N.A., as master servicer.

    (10.2)   Mortgage Loan Purchase Agreement, dated as of June
             28, 2007, between the Company and Wells Fargo Bank,           E
             N.A.

    (10.3)   Yield Maintenance Agreement, dated June 28, 2007,
             between Bear Stearns Financial Products Inc., as              E
             counterparty, and Wells Fargo Bank, N.A., as master servicer.